EXHIBIT 99.2

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
As Reported Basis
	2018
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$105,469	$112,921	$106,929	$117,409	$218,390	$325,319	$442,728
National	24,512	29,873	29,199	30,608	54,385	83,584	114,192
Political	5,775	18,070	48,018	83,211	23,845	71,863	155,074
Retransmission consent	85,551	85,307	91,603	92,962	170,858	262,461	355,423
Other	4,951	4,173	3,561	4,030	9,124	12,685	16,715
Total revenue	$226,258	$250,344	$279,310	$328,220	$476,602	$755,912	$1,084,132

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$107,941	$102,748	$103,676	$117,004	$210,689	$314,365	$431,369
Retransmission	41,713	39,171	41,415	42,735	80,884	122,299	165,034
Total broadcast expenses	$149,654	$141,919	$145,091	$159,739	$291,573	$436,664	$596,403

Corporate and administrative (1)	$8,260	$10,833	$11,041	$10,776	$19,093	$30,134	$40,910

	2017
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$102,597	$117,917	$110,033	$120,714	$220,514	$330,547	$451,261
National	24,814	30,981	31,027	31,995	55,795	86,822	118,817
Political	1,321	3,708	4,005	7,464	5,029	9,034	16,498
Retransmission consent	67,573	69,371	70,150	69,509	136,944	207,094	276,603
Other	7,156	4,704	3,762	3,927	11,860	15,622	19,549
Total revenue	$203,461	$226,681	$218,977	$233,609	$430,142	$649,119	$882,728

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$101,291	$99,925	$104,809	$115,192	$201,216	$306,025	$421,217
Retransmission	32,265	33,758	34,733	35,590	66,023	100,756	136,346
Total broadcast expenses	$133,556	$133,683	$139,542	$150,782	$267,239	$406,781	$557,563

Corporate and administrative (1)	$7,710	$8,432	$8,330	$7,117	$16,142	$24,472	$31,589

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
As Reported Basis
	2016
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$89,354	$104,727	$102,172	$107,083	$194,081	$296,253	$403,336
National	22,079	26,070	25,426	24,776	48,149	73,575	98,351
Political	9,655	9,649	22,272	48,519	19,304	41,576	90,095
Retransmission consent	47,269	50,549	51,096	51,965	97,818	148,914	200,879
Other	5,366	5,638	3,524	5,276	11,004	14,528	19,804
Total revenue	$173,723	$196,633	$204,490	$237,619	$370,356	$574,846	$812,465

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, programming and other (1)	$86,198	$93,349	$95,625	$102,138	$179,547	$275,172	$377,310
Retransmission	22,338	23,950	25,058	26,338	46,288	71,346	97,684
Total broadcast expenses	$108,536	$117,299	$120,683	$128,476	$225,835	$346,518	$474,994

Corporate and administrative (1)	$15,670	$8,520	$7,217	$8,912	$24,190	$31,407	$40,319

See last page of exhibit for note

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)
	2018
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$213,800	$227,900	$218,491	$240,568	$441,700	$660,191	$900,759
National	53,068	60,356	59,439	64,206	113,424	172,863	237,069
Political	8,858	31,049	67,199	124,695	39,908	107,107	231,801
Retransmission consent revenue	162,077	162,253	168,775	175,362	324,330	493,105	668,467
Other	10,816	11,693	10,386	9,614	22,509	32,895	42,509
Broadcast Revenue	448,619	493,252	524,290	614,444	941,871	1,466,161	2,080,605
Production Companies	35,363	9,278	18,978	22,496	44,641	63,619	86,115
Other	-	-	-	-	-	-	-
Total revenue	$483,982	$502,530	$543,268	$636,940	$986,512	$1,529,780	$2,166,720

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, Benefits and Payroll Taxes	$139,393	$139,697	$135,330	$153,418	$279,090	$414,420	$567,838
Retransmission reverse expense	85,262	83,174	87,940	89,794	168,436	256,376	346,170
Other	75,359	72,330	77,234	85,200	147,689	224,923	310,123
Total broadcast expenses	300,014	295,201	300,504	328,412	595,215	895,719	1,224,131
Production Companies	33,390	8,831	15,145	16,281	42,221	57,366	73,647
Other	-	-	-	-	-	-	-
Total expenses	$333,404	$304,032	$315,649	$344,693	$637,436	$953,085	$1,297,778

Corporate and administrative	$16,738	$17,867	$19,241	$31,051	$34,605	$53,846	$84,897

	2017
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$220,038	$240,297	$224,643	$243,869	$460,335	$684,978	$928,848
National	57,381	64,057	64,363	65,913	121,438	185,801	251,713
Political	2,006	6,435	8,454	14,322	8,440	16,894	31,216
Retransmission consent revenue	130,247	131,231	135,021	137,413	261,478	396,499	533,912
Other	13,507	11,113	9,987	9,596	24,620	34,607	44,203
Broadcast Revenue	423,179	453,132	442,468	471,113	876,311	1,318,779	1,789,892
Production Companies	35,121	7,975	16,942	24,712	43,096	60,038	84,750
Other	-	-	-	-	-	-	-
Total revenue	$458,300	$461,107	$459,410	$495,825	$919,407	$1,378,817	$1,874,642

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, Benefits and Payroll Taxes	$141,825	$137,816	$138,382	$154,592	$279,641	$418,023	$572,615
Retransmission reverse expense	68,627	68,742	69,988	70,913	137,369	207,357	278,270
Other	77,311	75,647	75,502	80,372	152,958	228,460	308,832
Total broadcast expenses	287,763	282,205	283,872	305,877	569,968	853,840	1,159,717
Production Companies	32,568	7,335	12,883	18,111	39,903	52,786	70,897
Other	-	-	-	-	-	-	-
Total expenses	$320,331	$289,540	$296,755	$323,988	$609,871	$906,626	$1,230,614

Corporate and administrative	$13,317	$14,686	$15,143	$20,831	$28,003	$43,146	$63,977

Gray Television, Inc.
Selected Operating Data (Unaudited)
(in thousands)
Combined Historical Basis(2)
	2016
	Three Months Ended				Year To Date Ended
	March 31	June 30	September 30	December 31	June 30	September 30	December 31

Revenue (less agency commissions):
Local (including internet/digital/mobile)	$219,902	$239,287	$232,141	$240,764	$459,189	$691,329	$932,093
National	60,241	65,569	64,180	62,880	125,810	189,991	252,871
Political	25,628	16,810	46,071	96,326	42,438	88,509	184,835
Retransmission consent revenue	106,262	106,743	110,435	113,934	213,005	323,440	437,374
Other	12,313	9,367	9,825	10,719	21,680	31,505	42,224
Broadcast Revenue	424,346	437,776	462,652	524,623	862,122	1,324,774	1,849,397
Production Companies	34,380	8,503	16,339	23,398	42,883	59,222	82,620
Other	-	-	-	-	-	-	-
Total revenue	$458,726	$446,279	$478,991	$548,021	$905,005	$1,383,996	$1,932,017

Operating expenses before depreciation, amortization and gain or loss on disposal of assets, net:
Broadcast:
Payroll, Benefits and Payroll Taxes	$141,713	$141,279	$140,085	$152,282	$282,992	$423,077	$575,359
Retransmission reverse expense	49,101	49,109	50,723	53,610	98,210	148,933	202,543
Other	78,768	76,507	80,394	80,654	155,275	235,669	316,323
Total broadcast expenses	269,582	266,895	271,202	286,546	536,477	807,679	1,094,225
Production Companies	32,022	7,922	12,672	17,827	39,944	52,616	70,443
Other	-	-	-	-	-	-	-
Total expenses	$301,604	$274,817	$283,874	$304,373	$576,421	$860,295	$1,164,668

Corporate and administrative	$21,570	$13,985	$12,632	$20,081	$35,555	$48,187	$68,268

(1) Amounts in 2017 and 2016 have been reclassified to give effect to the implementation of Accounting Standards Update 2017-07, Compensation – Retirement Benefits (Topic 715) – Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost (“ASU 2017-07”).

(2) Due to the significant effect that our acquisitions and divestitures have had on our results of operations, and in order to provide more meaningful period over period comparisons, we present herein certain financial information on a “Combined Historical Basis.” Combined Historical Basis (or "CHB") reflects financial results that have been compiled by adding Gray’s historical revenue and broadcast expenses to the historical revenue and broadcast expenses of stations (or other businesses as applicable) acquired by Gray and acquired businesses and removing the historical revenues and historical broadcast expenses of divested by Gray and acquired businesses (or other businesses as applicable) as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented). Combined Historical Basis financial information reflects station (or other businesses as applicable) acquisition and divestitures occurring between January 1, 2016 and February 28, 2019. Combined Historical Basis financial information does not reflect all purchase accounting and other adjustments required to comply with accounting principles generally accepted in the United States of America ("GAAP"), and includes certain other amounts not included, in pro forma financial information under Regulation S-X under the Securities Act.  Combined Historical Basis information also does not include expected synergies from any transaction during the periods presented.